UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2007

Power-One, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29454	77-0420182
(State or other jurisdiction of incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)

740 Calle Plano, Camarillo, California		93012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	805-987-8741

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions.

                The following information is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                On October 25, 2007, Power-One, Inc. (the “Company”) issued a press release announcing the Company’s financial and operating results for the third fiscal quarter of 2007.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into Item 2.02 of this Form 8-K by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Index

99.1                           Press release reporting Company’s financial and operating results for the third fiscal quarter of 2007.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2007	POWER-ONE, INC.

	By:	/s/ Jeffrey J. Kyle
Jeffrey J. Kyle
Vice President— Finance, Treasurer and Chief Financial Officer